UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 21, 2026
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ
Preferred Stock Purchase Rights	N/A	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 21, 2026, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). The proposals presented at the Annual Meeting are described in more detail in the Company’s Proxy Statement. As of December 5, 2025, the record date for the Annual Meeting, there were 21,372,021 shares of the Company’s voting securities issued and outstanding and eligible to be voted at the Annual Meeting. A total of 15,506,165 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. With a majority of the outstanding shares voting either by proxy or in person, the Company’s shareholders cast their votes as described below.

Proposal 1 - The five (5) director nominees proposed by the Company’s Board were elected to serve as members of the Board until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified by the following final voting results:

	For	Against	Abstentions	Broker Non-Votes

Peter Batushansky	7,250,849	3,099,547	49,472	5,106,297
Leslie C.G. Campbell	6,861,234	3,462,355	76,277	5,106,299
James LaCamp	7,297,434	2,888,574	213,859	5,106,298
Justin Mennen	7,032,944	3,316,791	50,134	5,106,296
Leah A. Solivan	7,239,551	3,111,757	48,559	5,106,298

Proposal 2 - The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers named in the Proxy Statement by the following final voting results:

For	Against	Abstentions	Broker Non-Votes
8,530,380	1,787,060	82,428	5,106,297

Proposal 3 - The Company’s shareholders ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for fiscal year 2026 by the following final voting results:

For	Against	Abstentions
14,979,224	448,313	78,628

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 23, 2026

PETMED EXPRESS, INC.
By:	/s/ Robert Lawsky
Name:	Robert Lawsky
Title:	General Counsel
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